UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012

Milagro Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-177534	26-1307173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 500, Houston, Texas		77010
(Address of principal executive offices)		(Zip Code)

(713) 750-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 13, 2012, James G. Ivey, the President and Chief Executive Officer of Milagro Oil & Gas, Inc. (the “Company”), as well as a director of the Company, resigned, effective immediately and his employment agreement with the Company was terminated. In connection with this, Gary Mabie, the Company’s Chief Operating Officer, was named President, in addition to his continuing service as Chief Operating Officer, and assumed the duties of Principal Executive Officer. There were no changes to Mr. Mabie’s compensation in connection with this appointment from that described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “10-K”). Mr. Mabie’s employment agreement is incorporated by reference herein as Exhibit 10.1. Additional information regarding the background and experience of Mr. Mabie can also be found in the 10-K.

The Company is in the process of negotiating a separation agreement with Mr. Ivey, which will be filed by amendment to this Current Report on Form 8-K once executed.

Item 1.02 Termination of a Material Definitive Agreement.

The text set forth in Item 1.01 regarding the termination of the employment agreement of Mr. Ivey is incorporated into this Item 1.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The text set forth in Item 1.01 regarding Mr. Ivey’s resignation and Mr. Mabie’s appointment is incorporated into this Item 5.02 by reference. In connection with his resignation, there was no disagreement between Mr. Ivey and either the Company or the other members of its board of directors, on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1 Employment Agreement of Gary Mabie dated May 14, 2010 (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 of Milagro Oil & Gas, Inc. filed on October 27, 2011).

10.2 Employment Agreement of James G. Ivey dated January 1, 2009 (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 of Milagro Oil & Gas, Inc. filed on October 27, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milagro Oil & Gas, Inc.

Dated: December 18, 2012	/s/ Robert D. LaRocque
Robert D. LaRocque
Chief Financial Officer

Exhibit Index

10.1	Employment Agreement of Gary Mabie dated May 14, 2010 (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 of Milagro Oil & Gas, Inc. filed on October 27, 2011).

10.2	Employment Agreement of James G. Ivey dated January 1, 2009 (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 of Milagro Oil & Gas, Inc. filed on October 27, 2011).